UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction	(Commission file No.)	(IRS Employer I.D. No.)
of incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 21, 2012, we filed a Current Report on Form 8-K (the “Current Report”) disclosing that we entered into: (a) a joint venture and the purchase by the venture of a 212 unit multi-family residential property located at 555 Wood Arbor Parkway, Cordova, TN (“Grove at Trinity Pointe”) for a net purchase price of $10.5 million, of which $8.0 million was financed with mortgage debt; and (b) a joint venture and the purchase by the venture of a 464 unit multi-family residential property located at 703 Twin Oaks Drive, Decatur, GA (“Avondale Station Apartments” and together with Grove at Trinity Pointe, the “Properties”) for a net purchase price of $25.5 million, of which $19.25 million was financed with mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), audited statements of revenues and certain expenses of the Properties and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of the Properties.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired-Grove at Trinity Pointe		Page

	(i)	Independent Auditors’ Report	1
	(ii)	Statements of Revenues and Certain Expenses for the year ended December 31, 2011 and the nine months ended September 30, 2012	2
	(iii)	Notes to Statements of Revenues and Certain Expenses	3

(b)	Financial Statements of Businesses Acquired-Avondale Station Apartments

	(i)	Independent Auditors’ Report	4
	(ii)	Statements of Revenues and Certain Expenses for the year ended December 31, 2011 and the nine months ended September 30, 2012	5
	(iii)	Notes to Statements of Revenues and Certain Expenses	6

(c)	Unaudited Pro Forma Consolidated Financial Statements.

	(i)	Pro Forma Consolidated Balance Sheet as of September 30, 2012	8
	(ii)	Pro Forma consolidated Statements of Income:
		For the year ended September 30, 2012	9
	(iii)	Notes to Pro Forma Consolidated Financial Statements	10

(d)	Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA, LLP dated January 10, 2013

Independent Auditors’ Report

To the Board of Trustees and Shareholders of
BRT Realty Trust and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of the property located at 555 Wood Arbor Parkway, Cordova, TN, (“Grove at Trinity Pointe”) for the year ended December 31, 2011.  The statement of revenues and certain expenses is the responsibility of the BRT Realty Trust’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Grove at Trinity Pointe’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A of BRT Realty Trust.  As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Grove at Trinity Pointe are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Grove at Trinity Pointe’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Grove at Trinity Pointe for the year ended December 31, 2011, on the basis of accounting described in Note 2.

/s/BDO USA, LLP

New York, New York
January 10, 2013

Grove at Trinity Pointe
Statements of Revenues and Certain Expenses

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental and other income	$2,881,000	$3,749,000

Certain Expenses:
Real estate taxes	410,000	547,000
Management fees	100,000	131,000
Utilities	51,000	70,000
Payroll	436,000	584,000
Repairs and maintenance	306,000	383,000
Other real estate operating expenses	198,000	268,000
Total certain expenses	1,501,000	1,983,000

Revenues in excess of certain expenses	$1,380,000	$1,766,000

See Independent Auditors’ report and accompanying notes.

Grove at Trinity Pointe
Notes to Statements of Revenues and Certain Expenses

1.  Organization

The property located at 555 Wood Arbor Parkway, Cordova, Tennessee (“Grove at Trinity Pointe”) is a 464- unit multi-family garden apartment complex.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family properties and participates as an equity investor in joint ventures which acquire multi-family or other real estate assets.

On November 15, 2012, a consolidated joint venture comprised of TRB Grove at Trinity LLC, the Trust’s wholly owned subsidiary and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe for a net purchase price of $25.5 million, including $19.25 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Grove at Trinity Pointe have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

Grove at Trinity Pointe was organized as a limited liability company and is not directly subject to federal. The limited liability company is subject to state taxes.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of
BRT Realty Trust and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of the property located at 703 Twin Oaks Drive, Decatur, GA (“Avondale Station Apartments”) for the year ended December 31, 2011.  The statement of revenues and certain expenses is the responsibility of the BRT Realty Trust’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Avondale Station Apartments’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A of BRT Realty Trust.  As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Avondale Station Apartments are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Avondale Station Apartments’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Avondale Station Apartments for the year ended December 31, 2011, on the basis of accounting described in Note 2.

/s/BDO USA, LLP

New York, New York
January 10, 2013

Avondale Station Apartments
Statements of Revenues and Certain Expenses

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental and other income	$1,281,000	$1,696,000

Certain Expenses:
Real estate taxes	124,000	166,000
Management fees	81,000	109,000
Utilities	25,000	55,000
Payroll	192,000	268,000
Repairs and maintenance	125,000	137,000
Other real estate operating expenses	89,000	147,000
Total certain expenses	636,000	882,000

Revenues in excess of certain expenses	$645,000	$814,000

See Independent Auditors’ report and accompanying notes.

Avondale Station Apartments
Notes to Statements of Revenues and Certain Expenses

1.  Organization

The property located at 703 Twin Oaks Drive, Decatur, Georgia (“Avondale Station Apartments”) is a 212-unit multi-family garden apartment complex.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family properties and participates as an equity investor in joint ventures which acquire multi-family or other real estate assets.

On November 19, 2012, a consolidated joint venture comprised of TRB Avondale LLC, the Trust’s wholly owned subsidiary and an unaffiliated joint venture partner, acquired Avondale Station Apartments for a net purchase price of $10.5 million, including $8.0 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Avondale Station Apartments have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when due from tenants.  Leases are generally for a one year term and have no renewal options.

Income Taxes

Avondale Station Apartments was organized as a limited liability company and is not directly subject to federal and state income taxes.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On November 15, 2012, a consolidated joint venture composed of TRB Grove at Trinity LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe, a 464 unit, multi-family garden apartment complex located in Cordova, Tennessee.  The net purchase price was $25.5 million and included $19.25 million of mortgage debt.

On November 19, 2012, a consolidated joint venture composed of TRB Avondale LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Avondale Station Apartments, a 212 unit, multi-family garden apartment complex located in Decatur, Georgia.  The net purchase price was $10.5 million and included $8.0 million of mortgage debt.

The following unaudited pro forma consolidated balance sheet of the Trust as of September 30, 2012, has been prepared as if the acquisitions had been completed on September 30, 2012.  The unaudited pro forma consolidated statements of income for the year ended September 30, 2012 are presented as if the acquisitions had been completed on October 1, 2011.

These pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s 2012 Annual Report on Form 10-K for the year ended September 30, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2011, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - CONSOLIDATED BALANCE SHEET
As of September 30, 2012
(Amounts in thousands, except per share data)

	The Trust Historical	Purchase of Grove at Trinity Pointe	Purchase of Avondale Station Apartments	The Trust Pro Forma as Adjusted
ASSETS

Real estate loans, all earning interest	$37,096	-	-	$37,096
Deferred fee income	(512)	-	-	(512)
	36,584	-		36,584
Real estate properties, net of accumulated depreciation of $4,787	190,317	$25,450	$10,450	226,217
Investment in unconsolidated ventures	291	-	-	291
Cash and cash equivalents	78,245	(5,557)	(3,002)	69,686
Restricted cash – construction holdbacks	55,252	-	-	55,252
Available-for-sale securities at market	1,249	-	-	1,249
Deferred costs	12,337	198	122	12,657
Prepaid Expenses	5,978		-	5,978
Other assets	5,703	890	1,381	7,974
Total Assets	$385,956	$20,981	$8,951	$415,888

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$169,284	$19,248	$8,046	$196,578
Junior subordinated notes	37,400	-	-	37,400
Accounts payable and accrued liabilities	4,298	90	42	4,430
Deposits payable	2,108	-	-	2,108
Deferred income	25,848	165	60	26,073
Total Liabilities	238,938	19,503	8,148	266,589

Commitments and contingencies	-	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
Authorized 10,000 shares, none issued	-	-	-	-
Shares of beneficial interest, $3 par value:
Authorized number of shares, unlimited, 13,473 issued	40,420	-	-	40,420
Additional paid-in capital	165,258	-	-	165,258
Accumulated other comprehensive income—net unrealized gain on available-for-sale securities	356	-	-	356
Accumulated deficit	(72,585)	-	-	(72,585)
Total BRT Realty Trust shareholders’ equity	133,449	-	-	133,449
Non-controlling interests	13,569	1,478	803	15,850
Total Equity	147,018	1,478	803	149,299
Total Liabilities and Equity	$385,956	$20,981	$8,951	$415,888

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2012
(Dollars in thousands, except share data)

	The Trust Historical	Purchase of Grove at Trinity Pointe			Purchase of Avondale Station Apartments		The Trust Pro Forma as Adjusted
Revenues:
Interest on real estate loans an purchase money mortgage	$7,257		-		-			$7,257
Loan fee income	2,273		-		-			2,273
Rental revenue from real estate properties	8,675		$4,077		$1,830			14,582
Recovery of previously provided allowances	156		-		-			156
Other, primarily investment income	1,218		-		-			1,218
Total revenues	19,579		4,077		1,830			25,486
Expenses:
Interest on borrowed funds	4,729		734	(a)	313	(e)		5,776
Advisor’s fees, related party	1,104		92	(b)	38	(b)		1,234
Property acquisition costs	2,407		-		-			2,407
General and administrative—including $705 to related party	7,161		-		-			7,161
Operating expenses relating to real estate properties	6,042		2,240		1,010			9,292
Amortization and depreciation	2,004		758	(c)	292	(c)		3,054
Total expenses	23,447		3,824		1,653			28,924
Total revenues less total expenses	(3,868)		253		177			(3,438)
Equity in earnings of unconsolidated ventures	829		-		-			829
Gain on sale of available-for-sale securities	605		-		-			605
Gain on sale of loan	3,192		-		-			3,192
Income from continuing operations	758		253		177			1,188

Discontinued operations:
Gain on sale of real estate assets	792		-		-			792
Net income	1,550		253		177			1,980
Plus: net loss (income) attributable to non controlling interests	2,880		(69	)(d)	(43	)(d)		2,768
Net income attributable to common shareholders	$4,430		$184		$134			$4,748

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.26	$	. 01		$.01		$	. 28
Discontinued operations	.06		-		-			.06
Basic and diluted income per share	$.32		$.01		$.01			$.34

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$3,638		$184		$134			$3,956
Discontinued operations	792		-		-			792
Net income	$4,430		$184		$134			$4,748

Weighted average number of common shares outstanding:
Basic and diluted	14,035,792		14,035,792		$14,035,792			14,035,792

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption Equity in Earnings (Losses) of Unconsolidated Ventures.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma consolidated statements of income for Grove at Trinity Pointe and Avondale Station Apartments for the year ended September 30, 2012.

a)
To reflect the interest expense resulting from the mortgage securing Grove at Trinity Pointe.  Interest expense is calculated using an interest rate of 3.71% and includes amortization of loan related fees.

b)	To reflect the advisory fee to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation on the estimated useful life of 30 years of the buildings.

d)	To reflect the non-controlling interest share of income from these properties for its 20% equity interest in these joint ventures.

e)
To reflect the interest expense resulting from the mortgage securing Avondale Station Apartments.  Interest expense is calculated using an interest rate of 3.74% and includes amortization of loan related fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
George Zweier
January 10, 2013		Vice President and Chief Financial Officer
Great Neck, NY